SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) October 15, 2004

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                        1-7598                 94-2359345
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(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                  Number)             Identification No.)

3100 Hansen Way, Palo Alto, CA                                        94304-1030
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

      On October 15, 2004, Varian Medical Systems, Inc. (the "Company") filed its current report on Form 8-K announcing R. Andrew Eckert's appointment to the Company's Board of Directors and its amendment to current report on Form 8-K/A clarifying that Mr. Eckert's committee assignments had not yet been determined.

      The Company hereby amends the foregoing to report that effective November 19, 2004, Mr. Eckert was appointed to the Audit Committee, the Compensation and Management Development Committee and the Strategy and Technology Committee of the Company's Board of Directors.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Varian Medical Systems, Inc.

                                          By: /s/ JOSEPH B. PHAIR
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                                          Name: Joseph B. Phair
                                          Title: Vice President, Administration,
                                                 General Counsel and Secretary

Dated:  November 22, 2004


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